UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

Network Equipment Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10255	94-2904044
(State of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6900 Paseo Padre Parkway, Fremont, California 94555 ph: (510) 713-7300

(Address of principal executive offices, including zip code, and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 13, 2009, the Company provided written notice to the New York Stock Exchange (NYSE) that it expects to voluntarily cease trading on the NYSE and intends to transfer its listing to the Nasdaq Stock Market. The Company’s shares of common stock have been approved for listing by Nasdaq and are expected to begin trading on Nasdaq on April 24, 2009 under the Company’s current ticker symbol, “NWK.” A copy of the press release announcing the transfer to Nasdaq is attached as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated April 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2009

Network Equipment Technologies, Inc.

By:	/s/ FRANK SLATTERY
Name:	Frank Slattery
Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number
Description
99.1	Press release dated April 13, 2009